PIMCO Variable Insurance Trust

                       Supplement dated August 17, 1999 to
                         Prospectus dated April 30, 1999


         The following information supplements the information appearing under the heading "Management of the Trust" in the accompanying prospectus, and is effective immediately:

         Paul A. McCulley will assume management responsibility for the Short-Term Bond Portfolio. Since joining PIMCO in April 1999, Mr. McCulley, an Executive Vice President of PIMCO, has managed fixed income assets. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director and Head of Economic and Strategy Research for the Americas, where he managed macro research world-wide.

         Mohamed El-Erian will assume management responsibility for the Emerging Markets Bond Portfolio. Mr. El-Erian joined PIMCO as an Executive Vice President in 1999. Prior to joining PIMCO, he was a Managing Director for Salomon Smith Barney/Citibank, where he was head of emerging markets research. Prior to that he was associated with the International Monetary Fund as a Deputy Director and Advisor.